UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2018

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

At 5:57 p.m. Eastern time, on June 14, 2018, pursuant to the Agreement and Plan of Merger, dated as of October 22, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), among Time Warner Inc., a Delaware corporation (“Time Warner”), AT&T Inc., a Delaware corporation (“AT&T”), West Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AT&T (“Corporate Merger Sub”), and West Merger Sub II, LLC (“LLC Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of AT&T (now known as Time Warner LLC), Corporate Merger Sub merged with and into Time Warner, with Time Warner continuing as the surviving entity and as a direct wholly owned subsidiary of AT&T (the “First Merger”). Immediately thereafter, Time Warner merged with and into LLC Merger Sub, with LLC Merger Sub being renamed Time Warner LLC and continuing as the surviving entity and as a direct wholly owned subsidiary of AT&T (together with the First Merger, the “Mergers”).

At the effective time of the First Merger (the “Effective Time”), each outstanding share of Time Warner common stock, par value $0.01 per share (“Time Warner Common Stock”), was converted into the right to receive 1.437 shares (the “Exchange Ratio”) of AT&T common stock, par value $1.00 per share (“AT&T Common Stock”), plus $53.75 in cash. AT&T issued approximately 1,185,300,105 shares of AT&T Common Stock to former holders of Time Warner Common Stock, inclusive of 50,194,565 shares to satisfy outstanding options. Each outstanding option to purchase shares of Time Warner Common Stock was converted into an option to acquire a number of shares of AT&T Common Stock on the same terms and conditions as were applicable under such option award immediately prior to the First Merger, except that the exercise price and the number of shares of AT&T Common Stock issuable upon exercise of such option award were adjusted based on the option exchange ratio determined under a formula in the Merger Agreement, which yields approximately 3.0757. Each Time Warner restricted stock unit award, other than a restricted stock unit award held by a non-employee director of Time Warner, was converted, on the same general terms and conditions as were applicable under such restricted stock unit award immediately prior to the First Merger, into the right to receive a cash amount equal to $53.75 multiplied by the number of shares of Time Warner Common Stock underlying such restricted stock unit award, plus any accrued and unpaid retained distributions, in each case, without interest, and an AT&T restricted stock unit award covering a number of shares of AT&T Common Stock equal to the number of shares of Time Warner Common Stock underlying such restricted stock unit award multiplied by the Exchange Ratio. Each restricted stock unit award held by a non-employee director of Time Warner and each Time Warner performance stock unit vested and was cancelled in exchange for the merger consideration multiplied by the number of shares of Time Warner Common Stock underlying such restricted stock unit award or performance stock unit (determined after taking into account the satisfaction of any applicable performance conditions), plus any accrued and unpaid retained distributions, in each case, without interest and less applicable tax withholdings.

Based on the closing price of $32.52 per share of AT&T Common Stock on the New York Stock Exchange on June 14, 2018, the aggregate implied value of the consideration paid to former holders of Time Warner Common Stock in connection with the Mergers was approximately $81.0 billion, including approximately $38.5 billion in AT&T Common Stock and approximately $42.5 billion in cash.

The Time Warner Common Stock, which traded under the symbol “TWX,” will no longer trade on, and is being delisted from, the New York Stock Exchange. AT&T will include the operating results of Time Warner beginning with June 15, 2018 business.

The foregoing description of the Mergers contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 10.1 hereto and is incorporated by reference into this Item 2.01.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of June 14, 2018, AT&T became the parent entity of a group of companies, with debt issued by Time Warner in aggregate principal amounts of $16.408 billion and €700 million (the “Time Warner Notes and Debentures”) and debt issued by Historic TW Inc., a Delaware corporation and a wholly owned subsidiary of Time Warner (“Historic TW”), in an aggregate principal amount of $1.770 billion (the “Historic TW Debentures”).

The Time Warner Notes and Debentures were issued under one of (i) the Indenture dated as of April 19, 2001, as amended and supplemented prior to June 14, 2018 (the “2001 Indenture”), among Time Warner, as issuer, Historic TW (including in its capacity as successor by merger to Time Warner Companies, Inc. (“TWCI”)), Historic AOL LLC (formerly known as AOL LLC) (“Historic AOL”), Turner Broadcasting System, Inc. (“TBS”) and Home Box Office, Inc. (“HBO”), as guarantors, and The Bank of New York Mellon (“BNY Mellon”), as trustee; (ii) the Indenture dated as of November 13, 2006, as amended and supplemented prior to June 14, 2018 (the “2006 Indenture”), among Time Warner, as issuer, Historic TW (including in its capacity as successor by merger to TWCI) and TBS, as guarantors, and BNY Mellon, as trustee; or (iii) the Indenture dated as of March 11, 2010, as amended and supplemented prior to June 14, 2018 (the “2010 Indenture”), among Time Warner, as issuer, Historic TW, HBO and TBS, as guarantors, and BNY Mellon, as trustee.

The Historic TW Debentures were issued under either the Indenture, dated as of January 15, 1993, as amended and supplemented prior to June 14, 2018 (the “1993 Indenture”), among Historic TW (in its capacity as successor by merger to TWCI), as issuer, Time Warner, Historic TW, Historic AOL, TBS and HBO, as guarantors, and BNY Mellon, as trustee, or the Indenture, dated as of June 1, 1998, as amended and supplemented prior to June 14, 2018 (the “1998 Indenture” and, together with the 1993 Indenture, the 2001 Indenture, the 2006 Indenture and the 2010 Indenture, the “Indentures”), among Historic TW, as issuer, Time Warner, Historic AOL, TBS, HBO and Historic TW (in its capacity as successor by merger to TWCI), as guarantors, and BNY Mellon, as trustee.

On June 14, 2018, in connection with the consummation of the Mergers, LLC Merger Sub and the respective parties to each of the Indentures, entered into the following supplemental indentures (the “Supplemental Indentures”) to reflect that LLC Merger Sub, as successor to Time Warner, would assume the rights and obligations of Time Warner under the Indentures:

•	a Thirteenth Supplemental Indenture to the 1993 Indenture;

•	a Fourth Supplemental Indenture to the 1998 Indenture;

•	a Third Supplemental Indenture to the 2001 Indenture;

•	a First Supplemental Indenture to the 2006 Indenture; and

•	a First Supplemental Indenture to the 2010 Indenture.

The foregoing description is qualified in its entirety by the complete terms of (a) the Supplemental Indentures, which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto and are incorporated by reference into this Item 2.03 and into Item 8.01 and (b) the 1993 Indenture; the First Supplemental Indenture, dated as of June 15, 1993, to the 1993 Indenture; the Second Supplemental Indenture, dated as of October 10, 1996, to the 1993 Indenture; the Third Supplemental Indenture, dated as of December 31, 1996, to the 1993 Indenture; the Fourth Supplemental Indenture, dated as of December 17, 1997, to the 1993 Indenture; the Fifth Supplemental Indenture, dated as of January 12, 1998, to the 1993 Indenture; the Sixth Supplemental Indenture, dated as of March 17, 1998 to the 1993 Indenture; the Seventh Supplemental Indenture, dated as of January 11, 2001, to the 1993 Indenture; the Eighth Supplemental Indenture, dated as of February 23, 2009, to the 1993 Indenture; the Ninth Supplemental Indenture, dated as of April 16, 2009 to the 1993 Indenture; the Tenth Supplemental Indenture, dated as of December 3, 2009, to the 1993 Indenture; the Eleventh Supplemental Indenture, dated as of November 17, 2016, to the 1993 Indenture; the Twelfth Supplemental Indenture, dated as of December 22, 2017, to the 1993 Indenture; the 1998 Indenture; the First Supplemental Indenture, dated as of January 11, 2001, to the 1998 Indenture; the Second Supplemental Indenture, dated as of April 16, 2009, to the 1998 Indenture; the Third Supplemental Indenture, dated as of December 3, 2009, to the 1998 Indenture; the 2001 Indenture; the First Supplemental Indenture, dated as of April 16, 2009, to the 2001 Indenture; the Second Supplemental Indenture, dated as of December 3, 2009, to the 2001 Indenture; the 2006 Indenture; and the 2010 Indenture, which are incorporated by reference as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19, 4.20, 4.21, 4.22, 4.23, 4.24, 4.25, 4.26 and 4.27, respectively, hereto and are incorporated by reference into this Item 2.03 and into Item 8.01.

In connection with the consummation of the Mergers, AT&T incurred approximately $7.9 billion of debt under its commercial paper program.

ITEM 8.01. Other Events.

On June 14, 2018, AT&T drew (i) the $16.175 billion Term Loan Credit Agreement, dated as of November 15, 2016, as amended from time to time (the “Term Loan”), among AT&T, the lenders named therein and JPMorgan Chase Bank, N.A., as agent, and (ii) the $2.5 billion Term Loan Credit Agreement, dated as of June 13, 2018, among AT&T, the lenders named therein and BNP Paribas, as agent, to finance a portion of the cash consideration paid in the First Merger.

In connection with the consummation of the Mergers, on June 14, 2018, Time Warner terminated the Amended and Restated Credit Agreement, dated as of January 19, 2011, as amended from time to time (the “Revolving Credit Agreement”), among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent (“Citibank”). As a result of the termination of the Revolving Credit Agreement, Time Warner will not issue any more commercial paper and will terminate its commercial paper program. As of June 14, 2018, Time Warner had approximately $1.1 billion of commercial paper outstanding. All of the outstanding commercial paper matures within the next 90 days.

Time Warner previously entered into a $2.0 billion senior unsecured delayed draw term loan facility pursuant to a Credit Agreement, dated as of December 4, 2017, as amended from time to time (the “Credit Facility”), among Time Warner, as borrower, the lenders from time to time party thereto and Citibank, as administrative agent. The $2.0 billion under the Credit Facility will remain outstanding for up to 60 days following the closing of the Mergers.

In connection with the consummation of the Mergers and in response to a request from the Antitrust Division of the U.S. Department of Justice, AT&T confirmed its current plans for operating Turner Networks after the closing of the Mergers. In this confirmation, which expires, at the latest, on February 28, 2019, AT&T indicated that AT&T will manage the Turner networks as part of a separate business unit, distinct from the operations of AT&T Communications. AT&T Communications will have no role in setting, and will not consult with Turner regarding, Turner’s prices or other terms to unaffiliated distributors. Target compensation levels and benefits for Turner personnel will remain largely unchanged, as will the number of Turner employees. AT&T will implement a firewall between Turner and AT&T Communications to prevent the transmission or exchange, either directly or indirectly, of non-public information of unaffiliated programmers or distributors relating to contract terms, pricing or negotiations.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of Time Warner as of December 31, 2017 and December 31, 2016 and the consolidated statement of operations, consolidated statement of cash flows and consolidated statements of equity and comprehensive income of Time Warner for the years ended December 31, 2017, 2016 and 2015, and the notes related thereto, and the financial statement schedule, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 22, 2018, relating to the consolidated financial statements, supplementary information and financial statement schedule of Time Warner is incorporated by reference as Exhibit 99.2 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of Time Warner as of March 31, 2018 and the consolidated statement of operations, consolidated statement of cash flows and consolidated statement of equity and comprehensive income of Time Warner for the period ended March 31, 2018, and the notes related thereto, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

AT&T intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

EXHIBIT INDEX

4.1	Thirteenth Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of January 15, 1993, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.2	Fourth Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of June 1, 1998, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.3	Third Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of April 19, 2001, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies Inc.), Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.4	First Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of November 13, 2006, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies Inc.), Turner Broadcasting System, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.5	First Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of March 11, 2010, among Time Warner Inc., Historic TW Inc., Home Box Office, Inc., Turner Broadcasting System, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.6	Indenture, dated as of January 15, 1993, between Historic TW Inc. (in its capacity as successor to Time Warner Companies, Inc.) and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.11 to the Form 10-K of Time Warner Companies, Inc. for the year ended December 31, 1992 (Securities and Exchange Commission (“SEC”) File No. 001-08637)). (P)

4.7	First Supplemental Indenture, dated as of June 15, 1993, between Historic TW Inc. (in its capacity as successor to Time Warner Companies, Inc.) and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4 to the Form 10-Q of Time Warner Companies, Inc. for the quarter ended June 30, 1993 (SEC File No. 001-08637)). (P)

4.8	Second Supplemental Indenture dated as of October 10, 1996, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.) and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Form 10-Q of Time Warner Companies, Inc. for the quarter ended September 30, 1996 (SEC File No. 001-08637)).

4.9	Third Supplemental Indenture dated as of December 31, 1996, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.) and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.10 to the Form 10-K of Historic TW Inc. for the year ended December 31, 1996 (SEC File No. 001-12259)).

4.10	Fourth Supplemental Indenture dated as of December 17, 1997, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.4 to Historic TW Inc.’s, Time Warner Companies, Inc.’s and Turner Broadcasting System, Inc.’s Registration Statement on Form S-4 (Registration Nos. 333-45703, 333-45703-02 and 333-45703-01) filed with the SEC on February 5, 1998 (the “1998 Form S-4”)).

4.11	Fifth Supplemental Indenture dated as of January 12, 1998, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.5 to the 1998 Form S-4).

4.12	Sixth Supplemental Indenture dated as of March 17, 1998, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.15 to the Form 10-K of Historic TW Inc. for the year ended December 31, 1997 (SEC File No. 001-12259)).

4.13	Seventh Supplemental Indenture dated as of January 11, 2001, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.17 to the Transition Report on Form 10-K of Time Warner for the period July 1, 2000 to December 31, 2000 (SEC File No. 001-15062) (the “2000 Form 10-K”)).

4.14	Eighth Supplemental Indenture dated as of February 23, 2009, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.2 to the Form 8-K of Time Warner Inc. dated February 23, 2009 (SEC File No. 001-15062)).

4.15	Ninth Supplemental Indenture, dated as of April 16, 2009, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.3 to the Form 8-K of Time Warner Inc. dated April 16, 2009 (SEC File No. 001-15062) (the “April 2009 Form 8-K”)).

4.16	Tenth Supplemental Indenture, dated as of December 3, 2009, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.3 to the Form 8-K of Time Warner Inc. dated December 3, 2009 (SEC File No. 001-15062) (the “December 2009 Form 8-K”)).

4.17	Eleventh Supplemental Indenture, dated as of November 17, 2016, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.16 of the Form 10-K of Time Warner Inc. for the year ended December 31, 2016 (SEC File No. 001-15062) (the “2016 Form 10-K”)).

4.18	Twelfth Supplemental Indenture, dated as of December 22, 2017, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K of Time Warner Inc. dated December 18, 2017 (SEC File No. 001-15062)).

4.19	Indenture dated as of June 1, 1998, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4 to the Form 10-Q of Historic TW Inc. for the quarter ended June 30, 1998 (SEC File No. 001-12259)).

4.20	First Supplemental Indenture dated as of January 11, 2001, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the 2000 Form 10-K).

4.21	Second Supplemental Indenture, dated as of April 16, 2009, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.2 to the April 2009 Form 8-K).

4.22	Third Supplemental Indenture, dated as of December 3, 2009, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.2 to the December 2009 Form 8-K).

4.23	Indenture dated as of April 19, 2001, among Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4 to the Form 10-Q of Time Warner Inc. for the quarter ended March 31, 2001 (SEC File No. 001-15062)).

4.24	First Supplemental Indenture, dated as of April 16, 2009, among Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.1 to the April 2009 Form 8-K).

4.25	Second Supplemental Indenture, dated as of December 3, 2009, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.1 to the December 2009 Form 8-K).

4.26	Indenture dated as of November 13, 2006, among Time Warner Inc., TW AOL Holdings LLC (in its capacity as successor to TW AOL Holdings Inc.), Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.27 to the Form 10-K of Time Warner Inc. for the year ended December 31, 2006 (SEC File No. 001-15062)).

4.27	Indenture dated as of March 11, 2010, among Time Warner Inc., Historic TW Inc., Home Box Office, Inc., Turner Broadcasting System, Inc. and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Form 10-Q of Time Warner Inc. for the quarter ended March 31, 2010 (SEC File No. 001-15062)).

10.1	Agreement and Plan of Merger, dated as of October 22, 2016, among Time Warner Inc., AT&T Inc. and West Merger Sub, Inc. (incorporated by reference to Exhibit 10.1 of the Form 8-K of AT&T Inc. filed with the SEC on October 24, 2016 (SEC File No. 001-08610)).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Time Warner Inc.

99.1	The audited consolidated balance sheets of Time Warner Inc. as of December 31, 2017 and December 31, 2016, and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of equity and comprehensive income of Time Warner Inc. for each of the three years in the period ended December 31, 2017, and the notes related thereto and the financial statement schedule (incorporated by reference to Part II. Item 8 and Part IV. Item 15 of the Form 10-K of Time Warner Inc. for the year ended December 31, 2017 (SEC File No. 001-15062) (the “2017 Form 10-K”)).

99.2	The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 22, 2018, relating to the consolidated financial statements, supplementary information and financial statement schedule of Time Warner Inc. (incorporated by reference to Item 8 of the 2017 Form 10-K).

99.3	The unaudited consolidated balance sheet of Time Warner Inc. as of March 31, 2018, and the consolidated statement of operations, consolidated statement of cash flows and consolidated statement of equity and comprehensive income of Time Warner Inc. for the period ended March 31, 2018, and the notes related thereto (incorporated by reference to Part I. Item 4 of the Form 10-Q of Time Warner Inc. for the quarter ended March 31, 2018 (SEC File No. 001-15062)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2018	AT&T INC.

	By:	/s/ Debra L. Dial
Debra L. Dial
Senior Vice President and Controller